Offerings - Offering: 1	Nov. 06, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Shares, par value $0.01 per share
Amount Registered | shares	40,583,330
Proposed Maximum Offering Price per Unit	2.7975
Maximum Aggregate Offering Price	$ 113,531,865.70
Fee Rate	0.0087%
Amount of Registration Fee	$ 9,877.30
Offering Note	(1) Including related preferred stock purchase rights. Preferred stock purchase rights are not currently separable from the common shares and are not currently exercisable. The value attributable to the preferred stock purchase rights, if any, will be reflected in the market price of the common shares. (2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended, based on the average of the high and low prices per share of the registrant's common shares as reported on the NYSE American on November 5, 2026.